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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                   ----------------

                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): August 23, 1996


                           United States Filter Corporation
               ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



                     Delaware               1-10728          33-0266015
          ----------------------------  --------------  -------------------
          (State or other jurisdiction  (Commission        (IRS Employer
                of incorporation)       File Number)    Identification No.)



             40-004 Cook Street, Palm Desert, California      92211
             -------------------------------------------    ----------
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code:  619-340-0098




                                  Page 1 of 6 pages.
                           Exhibit Index Appears on Page 5.



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          Item 2.   Acquisition or Disposition of Assets.

                    On August 23, 1996, USF/DWW Acquisition Corporation, a Delaware Corporation ("Sub") and a wholly-owned subsidiary of United States Filter Corporation, a Delaware corporation (the "Company") merged (the "Merger") with and into Davis Water & Waste Industries, Inc., a Georgia corporation ("DWW"), pursuant to the Agreement and Plan of Merger dated as of June 10, 1996, as amended as of July 10, 1996, among the Company, Sub and DWW (the "Merger Agreement"). DWW was the surviving corporation in the Merger, becoming a wholly-owned subsidiary of the Company. The Company intends to continue the historic business of DWW. The Merger was accounted for as a pooling-of-interests.

                    Pursuant to the Merger Agreement, each shareholder of common stock of DWW ("DWW Common Stock") received the right to exchange each share of DWW Common Stock for 1.3995 shares of common stock of the Company (the "Merger Consideration"). The Merger Consideration was determined by arms' length negotiations between representatives of DWW and the Company. In lieu of fractional shares, each shareholder of DWW Common Stock was entitled to receive a pro-rated cash payment, based on the price of one share of common stock of the Company as of August 23, 1996.


          Item 7.   Financial Statements and Exhibits.

                    (a)  Financial Statements of Businesses Acquired.

                         The following financial statements are
                    incorporated herein by reference to Item 2 of the Company's Current Report on Form 8-K dated as of June 27, 1996:

                         Index to Davis Water & Waste Industries, Inc. Consolidated Financial Statements;

                         Report of Independent Accountants;

                         Management's Responsibility for Financial
                         Statements;

                         Consolidated Statement of Operations for the Years ended April 30, 1996, 1995 and 1994;

                         Consolidated Balance Sheet as of April 30, 1996 and 1995;

                         Consolidated Statement of Stockholders' Equity for the years ended April 30, 1996, 1995 and 1994;

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                         Consolidated Statement of Cash Flows for the years
                         ended April 30, 1996, 1995 and 1994; and

                         Notes to Consolidated Financial Statements.


                    (b)  Pro Forma Financial Information.

                         The following pro forma financial information is
                    incorporated herein by reference to Item 2 of the Company's Current Report on Form 8-K dated as of June 27, 1996:

                         Unaudited Pro Forma Combined Consolidated Balance Sheet as of March 31, 1996;

                         Unaudited Pro Forma Combined Consolidated
                         Statements of Operations for the years ended March 31, 1996, 1995 and 1994; and

                         Notes to Pro Forma Combined Consolidated Financial Information.

                         Pro forma financial information as of June 30,
                    1996 and for the quarter then ended is not filed herewith in accordance with Item 7(a)(4). The Company will either file such pro forma financial information as an amendment to this Form 8-K on or before November 8, 1996 or will file its Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 on or prior to such date which will reflect the acquisition accounted for as a pooling of interests.

                    (c)  Exhibits.

                    Exhibit No.         Description
                    -----------         -----------
                    2.1                 Agreement and Plan of Merger dated
                                        as of June 10, 1996, incorporated
                                        by reference to the Company's
                                        Current Report on Form 8-K dated as
                                        of June 10, 1996

                    2.2 Amendment to Agreement and Plan of Merger dated as of July 10, 1996, incorporated by reference to the Company's Registration Statement on Form S-4 (No. 333-08223)

                    99.1                Press Release dated August 23, 1996



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                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        United States Filter Corporation


          Date:  September 9, 1996      By:  /s/ Damian C. Georgino
                                             ------------------------
                                             Damian C. Georgino
                                             Vice President, General
                                               Counsel and Secretary





































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                                    EXHIBIT INDEX




          Exhibit No.            Description
          -----------            -----------

           2.1                   Agreement and Plan of
                                 Merger dated as of
                                 June 10, 1996*

           2.2                   Amendment to Agreement
                                 and Plan of Merger
                                 dated as of July 10,
                                 1996**

          99.1                   Press Release dated
                                 August 23, 1996


                 *  Incorporated by reference to the Company's
                    Current Report on Form 8-K dated as of June
                    10, 1996

                **  Incorporated by reference to the Company's
                    Registration Statement on Form S-4 (No.
                    333-08223)
























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                                     Exhibit 99.1


                           UNITED STATES FILTER CORPORATION
                      ANNOUNCES COMPLETION OF THE ACQUISITION OF
                         DAVIS WATER & WASTE INDUSTRIES, INC.


               PALM DESERT, CALIFORNIA, August 23, 1996, -- United States Filter Corporation (NYSE: USF) announced today that it has completed the acquisition of Davis Water & Waste Industries, Inc. (NYSE: DWW). Davis shareholders will receive 1.3995 shares of U.S. Filter common stock for each share of Davis common stock. The exchange ratio reflects an adjustment for a three-for-two U.S. Filter stock split effected on July 15, 1996.

               Davis manufactures and markets products relating to the distribution of water and the treatment of water and wastewater. Davis also designs, engineers, manufactures, sells and installs water and wastewater treating and pumping equipment, and distributes certain process materials used to treat water and wastewater to comply with applicable health and water quality standards. Davis' products are sold from 32 distribution and sales facilities located principally in the southeastern, southwestern and western areas of the United States.

               With annualized revenues of over $600 million, U.S. Filter is a leading global provider of industrial and commercial water and wastewater treatment systems and services. With corporate offices in Palm Desert, California, U.S. Filter services its customers and substantial installed base of systems through its worldwide network of 124 sales and service facilities, including 19 manufacturing plants and 35 regeneration facilities. The Company's technologies are driven by over 500 active international patents. In addition, U.S. Filter is the leading international provider of service deionization and outsourced water services, including the operation of water purification and wastewater treatment systems at customer sites.